UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   July 26, 2005

                             Del Laboratories, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      1-5439                    13-1953103
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

726 EAB Plaza; Uniondale, New York                              11556-0726
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   (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:   (516) 844-2020


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

         On July 26, 2005, Del Laboratories, Inc. (the "Corporation") entered into a First Amendment, to the Credit Agreement dated as of January 27, 2005, among DLI Holding II Corp., Del Laboratories, Inc., the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, J.P. Morgan Securities, Inc. and Bear, Stearns & Co. Inc. as joint lead arrangers, Bear Stearns Corporate Lending Inc., as syndication agent, Deutsche Bank Securities Inc., as documentation agent and as co-agent, and JP Morgan Chase Bank, N.A. as administrative agent.

         The Lenders have agreed to amend certain provisions of the Credit Agreement to, among other things, (i) revise the definition of Consolidated EBITDA to include consultation fees and expense reimbursements associated with implementing process improvements and cost reductions being developed by the Company in conjunction with the Synergetics Installations Worldwide, Inc. consulting group, (ii) provide for an increase in the maximum leverage ratio, and (iii) increase the rates set forth in the definitions of Applicable Margin and Pricing Grids.

         A copy of the First Amendment is attached as Exhibit 4.1 (a) hereto.


Item 9.01 (c).  Exhibits.

      4.1 (a) First Amendment, dated July 26, 2005, to the Credit Agreement dated as of January 27, 2005, among DLI Holding II Corp., Del Laboratories, Inc., and the various lenders and financial institutions.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DEL LABORATORIES, INC.

                                      BY: /S/ ENZO J. VIALARDI
                                      ------------------------
                                      Enzo J. Vialardi
                                      Executive Vice President and
                                      Chief Financial Officer





Date: August 1, 2005